UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2020

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

PA	000-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S Main St Mansfield, PA	16933
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (570) 662-0444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors (the “Board”) of Citizens Financial Services, Inc. (the “Company”) periodically reviews the Company’s governance documents, including the Company’s Bylaws (the “Bylaws”). On December 15, 2020, the Board adopted amendments to the Bylaws, effective immediately, in order to, among other things:
•	Revise Section 101 to specifically permit the Company to hold virtual or hybrid meetings of its shareholders;
•	Revise Section 103 to permit shareholders entitled to cast at least 20% of the votes that all shareholders are entitled to cast to call a special meeting of shareholders;
•
Revise Section 104 to state that (1) when a stock vote is demanded, all questions (other than the election of directors) will be decided by a vote of shareholders present, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders present and voting (excluding abstentions) are entitled to cast on the particular matter and (2) directors will be elected by a plurality of the votes cast by the shares represented in person or by proxy at the annual meeting of shareholders and entitled to vote on the election of directors;

•
Revise Section 105 to state that no business may be transacted at any annual meeting other than (i) matters referred to in the notice of the meeting or any supplement thereto, (ii) matters otherwise properly brought before the meeting by or at the direction of the Board, or (iii) matters properly brought before the meeting by one or more shareholders entitled to vote generally in the election of directors, but only in accordance and upon compliance with Section 105 of the Bylaws;

•	Revise Section 202 to require a shareholder submitting a candidate for election to the Board to complete a questionnaire;
•	Revise Section 206 to specifically permit directors to have their organizational meeting at a location other than the main office of the Company;
•	Revise Section 301 to specifically require the Board to establish the Compensation/Human Resources Committee and the Governance & Nominating Committee;
•
Revise Section 303 to require the Audit Committee to consist of three or more directors, each of whom must satisfy the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq”), any rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) and any other applicable laws relating to independence, as determined by the Board in its business judgment;

•
Add Sections 304 and 305 which state that the Compensation/Human Resources Committee and Governance & Nominating Committee, respectively, must each consist of three or more directors, each of whom shall satisfy the independence requirements of Nasdaq, any rules and regulations promulgated by the SEC and any other applicable laws relating to independence, as determined by the Board in its business judgment;

•	Revise Section 501 to provide for the advancement of certain expenses to indemnified directors, officers, employees or agents of the Company; and
•	Make certain other updates, clarifications and ministerial and conforming changes.

A copy of the Amended and Restated Bylaws, including the amendments referenced above, is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.                          Other Events.
The Company will hold its 2021 annual meeting of shareholders on Tuesday, April 20, 2021.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Citizens Financial Services, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date: December 17, 2020	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer